Exhibit 10.31

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

SUPPLEMENT TO THE COKE PURCHASE AGREEMENT

This SUPPLEMENT TO THE COKE PURCHASE AGREEMENT (this “Supplement”), dated as of February 3, 2011, is by and between Indiana Harbor Coke Company, L.P. (“IHCC”) and ArcelorMittal USA LLC (formerly known as ArcelorMittal USA Inc. and successor to Inland Steel Company) (“AMUSA”). IHCC and AMUSA are referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, IHCC and AMUSA are party to that certain Amended and Restated Coke Purchase Agreement dated as of February 19, 1998 (as may have been amended, modified or otherwise supplemented, the “Coke Purchase Agreement”); and

WHEREAS, IHCC and AMUSA desire to supplement and memorialize certain policies and procedures associated with the Coke Purchase Agreement.

NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1. Effective Date. This Supplement shall become effective and enforceable as of January 1, 2011, and its term shall be the remainder of the Initial Term as set forth in Section 2.1 of the Coke Purchase Agreement.

2. Definitions. Except as otherwise provided herein, capitalized terms used in this Supplement that are not otherwise defined herein shall have the meanings set forth in the Coke Purchase Agreement.

3. Supplements to the Coke Purchase Agreement.

3.1 Pad Coal. The Parties shall account for Pad Coal (as defined in Attachment A) in accordance with Attachment A.

3.2 Billing Yield Adjustments. The Parties shall continue to have yield tests as set forth in Section 5.1(a)(2) of the Coke Purchase Agreement. However, the Parties acknowledge that it is impractical and costly to perform a yield test to determine the screened Coke yield standard used to convert coal price to coke cost pursuant to Section 5.1(a) (the “Billing Yield”) every time there is a change in the coal blend at the Coke Plant. Therefore, between yield tests, the Parties shall adjust the Billing Yield for changes in the coal blend as set forth on Attachment B.

3.3 Budgeting for Yield Tests.

(a)	For the 2011 Contract Year, IHCC shall pay for the next yield test and shall not pass any costs associated with such yield test through to AMUSA, as operating costs or otherwise. Such yield test shall be scheduled once protocols for such yield test have been agreed to between the Parties (such agreement not to be unreasonably conditioned, withheld or delayed) and any conditions precedent set forth therein have been fully met. In addition, the Parties shall adjust the Annual Budget for the 2011 Contract Year to budget for an additional yield test, which shall be paid for according to the terms of the Coke Purchase Agreement.

(b)	In Contract Year 2012 and Contract Year 2013, the Parties agree to budget for two (2) yield tests each Contract Year in the Annual Budget established pursuant to Section 5.1(b)(1) of the Coke Purchase Agreement. In the event that more than two (2) yield tests are performed in either Contract Year 2012 or Contract Year 2013, the costs of such additional yield tests shall be considered operating costs and shall be allocated between the Parties as set forth in Section 5.1(b)(1) of the Coke Purchase Agreement.

3.4 Governmental Impositions. The Parties shall follow the procedures described in Attachment C for the reimbursement of certain Governmental Impositions.

4. Miscellaneous.

4.1 Counterparts. This Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall together one and the same instrument.

4.2 Law. This Supplement shall be construed in accordance with and governed by, the laws of the State of Indiana without regard to its conflicts of law provisions, and the rights and remedies of the Parties hereunder will be determined in accordance with such laws. Any action or proceeding brought under or pursuant to this Supplement shall be brought in accordance with Article XII (Arbitration) of the Coke Purchase Agreement.

4.3 Captions. The captions at the beginning of each of the numbered sections herein are for reference purposes only and will have no legal force or effect. Such captions will not be considered a part of this Supplement for purposes of interpreting, construing or applying this Supplement and will not define limit, extend, explain or describe the scope or extent of this Supplement or any of its terms and conditions.

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4.4 Terms and Conditions of the Coke Purchase Agreement; Conflicts.

(a) Except as expressly modified hereby, all terms and conditions of the Coke Purchase Agreement remain in full force and effect and are hereby in all respects ratified and confirmed.

(b) To the extent that there is any conflict between the terms of the Coke Purchase Agreement and this Agreement, this Supplement shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their duly authorized representatives as of the date first set forth above.

INDIANA HARBOR COKE COMPANY, L.P.

By:	Indiana Harbor Coke Company,
its General Partner

	By:	/s/ Frederick A Henderson
		Name:	Frederick A Henderson
		Title:	Authorized Representative

ARCELORMITTAL USA LLC

	By:	/s/ Om P. Mandhana
		Name:	Om P. Mandhana
		Title:	Vice President-Procurement and Supply Chain

[SUPPLEMENT TO THE COKE PURCHASE AGREEMENT]

ATTACHMENT A

Pad Coal Procedures

“Pad Coal” is defined as coal spillage which occurs when a coal blend is charged into the coke ovens as part of the coke making process at the Coke Plant.

Operating Procedures:

1.	Pad coal is collected and weighed using IHCC’s truck scale at the Coke Plant and sent to a coal pile dedicated to Pad Coal at Lakeshore’s coal handling facility.

2.	Subject to weather and quality concerns, Pad Coal is screened and re-introduced into the coal blend at *****% (*****% of agreed upon coal blend + *****% pad coal).

Billing Procedures:

1.	When calculating the Coal Price Component of the Contract Price, volume of coal charged into the coke ovens is based on *****

2.	To the extent incorporated into the coal blend, Pad Coal shall be billed as part of the Coal Price Component of the Coke Price at a $*****value.

ATTACHMENT B

Billing Yield Adjustments

“Billing Yield” means the screened Coke yield standard used to convert coal price to coke cost pursuant to Section 5.1(a) of the Coke Purchase Agreement.

Between each yield test, the resulting agreed upon yield percentage shall become the basis for future adjustment of the Billing Yield for the coal blends used at the Coke Plant (the “Base Billing Yield”). To calculate the Billing Yield each month, the Base Billing Yield will be adjusted for any change in the coal blends during such month to reflect the weighted average moisture and weighted average volatile matter percentage of the coal blend(s) charged during such month (the “Current Coal Blend”). First, the Base Billing Yield shall be adjusted to a “dry” basis using *****(the “Dry Basis Base Billing Yield”). Second, the Dry Basis Base Billing Yield shall be adjusted by *****(the “Dry Basis Billing Yield”). Third, the Dry Basis Billing Yield shall be adjusted to a “wet” basis using *****

[example on following page]

By way of example, using the agreed upon results of the yield test performed in June 2010:

Base Billing Yield = *****

Current Coal Blend = *****.

Contractual Coke Moisture = *****% (F)

		Percent		Comments
	Base Billing Yield	*	****%	*****
(G)	Dry Basis Base Billing Yield	*	****%	*****
(H)	Change in Volatile Matter Content	*	****%	*****
(I)	Dry Basis Billing Yield	*	****%	*****
Billing Yield for the Current Coal Blend:		*	****%	*****

ATTACHMENT C

Governmental Impositions (Property Taxes)

Consistent with the previous agreement of the Parties and the current billing practices of IHCC, property taxes (including personal property taxes) representing Governmental Impositions under the Coke Purchase Agreement shall be reimbursed by AMUSA after such amounts become due and are paid by IHCC. Such Governmental Impositions shall be included as a line item addition to the monthly invoice with the appropriate back-up following payment by IHCC.